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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                                 AUGUST 4, 2006

                BOSTON CAPITAL REAL ESTATE INVESTMENT TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)

            MARYLAND                  0001260793               56-2356626
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification No.)

                         C/O BOSTON CAPITAL CORPORATION
                          ONE BOSTON PLACE, SUITE 2100
                              BOSTON, MA 02108-4406
              (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code: (617) 624-8900

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

     On August 4, 2006, Boston Capital Real Estate Investment Trust, Inc. (the "Company") issued a press release (the "Press Release") announcing that the Company's board of directors authorized a distribution payable to common stockholders of record as of the close of business on July 31, 2006, equaling a daily amount of $0.00164 per share of common stock (the "Common Stock Distribution"). The Common Stock Distribution covers the period June 29 through July 31, 2006 and will be paid to common stockholders in cash on August 21, 2006. The Common Stock Distribution is equivalent to an annual distribution rate of six percent (6%) assuming the share was purchased for $10, and such Common Stock Distribution is expected to constitute return of capital for tax purposes.

     The Company also announced in the Press Release that the Company's board of directors declared distributions payable to preferred stockholders of record as of the close of business on June 30, 2006 (the "Preferred Stock Distributions"). The Preferred Stock Distributions cover the period January 30 through June 30, 2006 and will total $24.99 per share of preferred stock, which is equivalent to an annual distribution rate of twelve percent (12%). The Preferred Stock Distributions will be paid to each preferred stockholder of record in cash on or before August 21, 2006.

     A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Current Report on Form 8-K by reference.

AMENDMENT TO THE REINVESTMENT PLAN

     On August 4, 2006, the board of directors of Boston Capital Real Estate Investment Trust, Inc. (the "Company") approved the Amended and Restated Distribution Reinvestment Plan, effective as of August 4, 2006 (the "Amended Plan"). The Amended Plan supersedes the Reinvestment Plan, effective as of April 14, 2006 (the "Prior Plan").

     Under the Amended Plan, as of August 21, 2006, the plan administrator will invest distributions on shares of common stock of the Company at the higher of 95% of the fair market value of one share as determined by the Company's board of directors or $9.50 per share.

     Notice of the amendment was sent to participants in the Prior Plan on August 4, 2006. In the event any participants wish to terminate or modify their participation in the Prior Plan prior to the effectiveness of the Amended Plan and the Company's August 21, 2006 distribution payment date, the Company will accept such notices until August 18, 2006.

     A copy of the Amended Plan is attached hereto as Exhibit 4.1 and is incorporated into this Current Report on Form 8-K by reference.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits

EXHIBIT NO.   DESCRIPTION OF EXHIBIT
-----------   ----------------------
4.1           Amended and Restated Distribution Reinvestment Plan of Boston
              Capital Real Estate Investment Trust, Inc.

99.1          Press Release dated August 4, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2006                   BOSTON CAPITAL REAL ESTATE INVESTMENT
                                        TRUST, INC.


                                        By: /s/ Marc N. Teal
                                            ------------------------------------
                                        Name: Marc N. Teal
                                        Title: Chief Financial Officer

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                                    EXHIBITS

EXHIBIT NO.   DESCRIPTION OF EXHIBIT
-----------   ----------------------
4.1           Amended and Restated Distribution Reinvestment Plan of Boston
              Capital Real Estate Investment Trust, Inc.

99.1          Press Release dated August 4, 2006.